United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                    March 14, 2023 (March 8, 2023)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

           New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On March 8, 2023, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of International Seaways, Inc. (“INSW” or the “Company”), on behalf of the Board, approved certain actions concerning the compensation of the Company’s President and Chief Executive Officer (Ms. Lois Zabrocky); its Senior Vice President, Chief Financial Officer and Treasure (Mr. Jeffrey Pribor); its Senior Vice President, Chief Administrative Officer Secretary and General Counsel (Mr. James D. Small); its Senior Vice President and Chief Commercial Officer (Mr. Derek Solon); its Senior Vice President and Chief Technical and Sustainability Officer (Mr. William Nugent); and its Vice President and Controller (Mr. Adewale Oshodi), in each case as described below:

The Committee approved entry by the Company into agreements to implement annual base salary increases for each of Ms. Zabrocky, Mr. Pribor, Mr. Small and Mr. Oshodi, the forms of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively. As a result of these increases, Ms. Zabrocky will receive an annual base salary of $750,000; Mr. Pribor will receive an annual base salary of $580,000; Mr. Small will receive an annual base salary of $530,000; and Mr. Oshodi will receive an annual base salary of $297,707. The Committee also approved increases to the annual base salaries of each of Mr. Solon and Mr. Nugent to $410,000 and increases in their target bonus percentages to 100%. The salary increases will be retroactive with effect from January 1, 2023.

The Committee also approved increases to Mr. Pribor annual equity target opportunity to 175% of his base salary, and to Mr. Oshodi’s annual equity target opportunity to 65% of his base salary, subject in each case to any decision by the Board with respect to any future increase or decrease. Future equity grants, if any, will be made by the Committee or the Board pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them.

The Committee also approved changes in the title of Mr. Nugent from “Senior Vice President and Head of Vessel Operations” to “Senior Vice President and Chief Technical and Sustainability Officer”.

All other material terms of such persons’ employment remain unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

10.1	Form of Amendment No. 8 to Ms. Zabrocky Employment Agreement.
10.2	Form of Amendment No. 5 to Mr. Pribor Employment Agreement.
10.3	Form of Amendment No. 6 to Mr. Small Employment Agreement.
10.4	Form of Amendment No. 7 to Mr. Oshodi Employment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 14, 2023	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment No. 8 to Ms. Zabrocky Employment Agreement.
10.2	Form of Amendment No. 5 to Mr. Pribor Employment Agreement.
10.3	Form of Amendment No. 6 to Mr. Small Employment Agreement.
10.4	Form of Amendment No. 7 to Mr. Oshodi Employment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)